SUPPLEMENT DATED JULY 3, 2006

TO PROSPECTUS DATED MAY 1, 2003

TRANSAMERICA ELITE®

Issued through

Transamerica Occidental Life Separate Account VUL-3

By

Transamerica Occidental Life Insurance Company

The following information supplements information provided on pages 14 - 17 of the Prospectus under the heading “The Portfolios”

On July 3, 2006, the American Century International portfolio of the AEGON/Transamerica Series Trust was restructured. The portfolio’s name changed from American Century International to MFS International Equity. The investment objective and advisory fees did not change. The sub-adviser for this portfolio changed from American Century Global Investment Management, Inc. to MFS Investment Management. All references in your prospectus to the TOLIC American Century International subaccount should be read as TOLIC MFS International Equity subaccount.

For additional information, you may contact us at 1-800-851-9777, extension 6539 from 8:30a.m. – 7:00p.m. Eastern Time. More information about AFSG, the principal underwriter for the Policies, is available at http:/www.nasdr.com or by calling 1-800-289-9999.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2003 PRODUCT PROSPECTUS